Exhibit 99.1

Confidential

Katapult, The Aaron’s Company, and CCF Holdings Complete Business Combination to Create a Scaled Financial Solutions Platform for Nonprime Consumers

Scaled Omnichannel Platform Expands Opportunities to Reach More Consumers Through Complementary Retail, Digital, and Lease-to-Own Capabilities

Combined Company Will Continue to Serve Consumers Through the Trusted Aaron’s, CCFI and Katapult Brands

Combined Company Generated More Than $4bn in 2025 Pro Forma Revenue and More Than $460mn in 2025 Adjusted EBITDA

ATLANTA, August 11, 2026 -- Katapult Holdings, Inc. (“Katapult Holdings” or the “Company”) (NASDAQ: KPLT), a scaled, technology and data-driven platform serving nonprime consumers seeking greater financial flexibility, today announced it has completed the previously announced all-stock combination with The Aaron’s Company, Inc. (“Aaron’s”) and CCF Holdings LLC (“CCFI”). With the close of the merger transactions, Aaron’s and CCFI, together with Katapult’s operating business, are wholly owned indirect subsidiaries of Katapult Holdings.

The combination brings together a comprehensive suite of financial solutions, including lease-to-own and other alternative consumer finance products, tailored to the needs of nonprime consumers. The combined company also benefits from one of the largest proprietary datasets in the nonprime market, spanning retail, digital, lease-to-own, and consumer finance, providing unique insights into the behavior of 7 million consumers across economic cycles. The scaled omnichannel platform connects a nationwide network of retail locations and merchant partnerships with e-commerce and digital capabilities, enabling the combined company to meet consumers wherever and however they choose to engage.

“Today marks an important milestone for Aaron’s, CCFI, and Katapult as we unite three businesses with distinct strengths and a shared commitment to serving nonprime consumers,” said Kyle Hanson, Executive Chairman of Katapult Holdings. “Together, we are a stronger, more diversified platform with broader customer relationships, a vast proprietary data set, complementary capabilities, and a business that generated more than $4 billion in 2025 pro forma revenue and more than $460 million in 2025 pro forma adjusted EBITDA, positioning us to deliver more value from day one. By connecting customers across our combined ecosystem with our comprehensive suite of financial services, we can deepen relationships and better serve their financial needs. Just as importantly, we have assembled an exceptional leadership team with the experience, operational discipline, and shared vision to execute on our strategy. I have tremendous confidence in their ability to integrate these businesses successfully, drive meaningful cost savings and operational efficiencies over time, and create long-term value for our customers, partners, employees, and stockholders.”

The combined company will operate as Katapult Holdings, Inc. and its common stock will continue to trade on the NASDAQ under the symbol “KPLT.” Existing Aaron’s stockholders, CCFI unitholders, and Katapult Holdings stockholders will own approximately 14%, 80%, and 6%, respectively, of the combined company on a fully diluted basis. The combined company will continue to operate through its established Aaron’s, CCFI, and Katapult brands. Katapult Holdings is currently headquartered in Atlanta, Georgia.

“We have the opportunity to redefine how nonprime consumers access the financial solutions they need to power their everyday lives,” said Cory Miller, Chief Executive Officer of Katapult Holdings. “Drawing on the best of each organization, we are bringing together complementary brands, a nationwide retail and digital footprint, and the technology and data that connect them to create a more seamless experience for consumers and partners alike. The depth and diversity of data across our combined platform gives us capabilities that none of us could have built alone, and we intend to put them to work quickly. We are grateful to the teams at Aaron’s, CCFI, and Katapult, whose dedication made this moment possible, and we are energized by what we will build together.”

Katapult Holdings’ executive leadership team is led by Chief Executive Officer Cory Miller, President Bill Baker, Chief Financial Officer Russell Falkenstein, Chief Legal Officer & Secretary Rachel George, and Chief Accounting Officer Doug Noe. The Katapult Holdings Board of Directors consists of Executive Chairman Kyle Hanson and directors Cory Miller, Jennifer Baldock, Philip Bartow III, Lynn DeVault, Michael Heller, Will Jones, Eugene Schutt, Orlando Zayas and Gregory L. Zinks.

With the completion of the merger transactions, the combined company expects to report financial results through two operating segments: Lease-to-Own & Retail, which will include Aaron’s and Katapult, and Consumer Finance, which will include CCFI. Katapult Holdings’ financial results for the quarter ending September 30, 2026, are expected to reflect the impact of the merger transactions beginning on the closing date, August 11, 2026.

In connection with the completion of the merger transactions, Katapult has posted an investor presentation to the Investor Relations section of its website at IR.KPLTholdings.com.

Advisors

Guggenheim Securities, LLC served as financial advisor to Katapult Holdings, and Davis Polk & Wardell LLP served as legal counsel.

J.P. Morgan Securities LLC served as exclusive financial advisor to Aaron’s, and King & Spalding LLP served as legal counsel.

Morrison Foerster LLP served as legal counsel to CCFI.

About Katapult Holdings, Inc.

Katapult Holdings, Inc. (NASDAQ: KPLT) is a scaled, technology and data-driven platform serving nonprime consumers seeking greater financial flexibility. Through its Aaron’s, CCFI and Katapult operating brands, the Company provides access to lease-to-own solutions and alternative consumer financial services. The Company is headquartered in Atlanta, Georgia.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements may be identified by words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will,” “would,” or the negative of these terms or other similar expressions.

These forward-looking statements include, but are not limited to, statements regarding the expected benefits of the combination of Katapult Holdings, Aaron’s and CCFI; future opportunities for the combined company; the future operations, financial profile, business strategy and growth prospects of the combined company; the ability to integrate the businesses successfully; expected synergies, operating efficiencies, enhanced capabilities and product innovation; customer reach and product offerings; access to capital; and long-term value creation.

These forward-looking statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management. They are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and should not be relied upon as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from the assumptions underlying these statements. Many actual events and circumstances are beyond the Company’s control.

These forward-looking statements are subject to a number of risks and uncertainties, including, among others: the combined company’s ability to successfully integrate the businesses of Katapult, Aaron’s and CCFI; the combined company’s ability to realize the expected benefits of the transaction, including expected synergies, operating efficiencies, enhanced underwriting capabilities, product innovation and growth opportunities; disruption of management’s attention from ongoing business operations due to integration matters; potential adverse changes to relationships with customers, suppliers, franchisees, merchant partners, lenders, creditors, financing sources, employees and other business partners; the ability to retain key personnel; risks related to the Company’s capital structure, indebtedness, liquidity, cost of capital and compliance with restrictive covenants; the availability of financing and the Company’s ability to access capital on acceptable terms; credit performance, delinquency, charge-off and collection trends; changes in customer demand, consumer behavior, economic conditions, inflation, interest rates and other macroeconomic factors; unexpected costs, charges or expenses resulting from the transaction or integration; the Company’s ability to maintain effective internal controls, financial reporting systems, technology systems and data infrastructure across the combined business; risks related to cybersecurity, data privacy and platform reliability; the Company’s ability to comply with laws and regulations applicable to its business, including laws and regulations related to rental purchase transactions, consumer credit, alternative financial services, data privacy and consumer protection; litigation, regulatory inquiries, enforcement actions, complaints, adverse publicity and other legal proceedings; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission.

If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the combined company does not presently know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Undue reliance should not be placed on the forward-looking statements in this press release. All forward-looking statements contained herein are based on information available as of the date hereof, and the combined company does not assume any obligation to update these statements as a result of new information or future events, except as required by law.

Investor Relations Contact

Jennifer Cohn Kull
VP of Investor Relations

IR@KPLTholdings.com

Media Relations Contact

Michael Wall

Senior Director of Corporate Affairs

MediaRelations@KPLTholdings.com

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